Reinsurance	12 Months Ended
Dec. 31, 2015
Reinsurance Disclosures [Abstract]
Reinsurance
Reinsurance
The Company utilizes reinsurance and retrocession agreements principally to increase aggregate capacity and to reduce the risk of loss on business assumed. The Company’s reinsurance and retrocession agreements provide for recovery of a portion of losses and loss expenses from reinsurers, and reinsurance recoverables are recorded as assets. The Company is liable if the reinsurers are unable to satisfy their obligations under the agreements. Under its reinsurance security policy, the Company seeks to cede business to reinsurers generally with a financial strength rating of "A" or better. The Company considers reinsurers that are not rated or do not fall within the above rating categories and may grant exceptions to the Company’s general policy on a case-by-case basis. The effect of reinsurance and retrocessional activity on premiums written and earned from property and casualty operations is shown below:

(U.S. dollars in thousands)	Premiums Written Year Ended December 31,			Premiums Earned Year Ended December 31,
	2015	2014	2013	2015	2014	2013
Direct	$7,847,236	$5,450,868	$5,050,953	$7,717,173	$5,173,403	$4,966,207
Assumed	2,821,771	2,310,621	2,365,839	3,465,421	2,343,329	2,363,261
Ceded	(2,780,183)	(1,994,280)	(1,512,810)	(3,018,410)	(1,799,294)	(1,315,369)
Net	$7,888,824	$5,767,209	$5,903,982	$8,164,184	$5,717,438	$6,014,099

The Company recorded reinsurance recoveries on losses and loss expenses incurred of $1.6 billion, $0.7 billion and $0.7 billion for the years ended December 31, 2015, 2014 and 2013, respectively.
The following table presents an analysis of total unpaid losses and loss expenses recoverable for the years ended December 31:

(U.S. dollars in thousands)	2015	2014
P&C Operations	$5,248,905	$3,411,528
Corporate and Other	13,801	17,840
Total unpaid losses and loss expenses recoverable	$5,262,706	$3,429,368

The table above excludes a combined $3.7 billion and $0.3 billion of the Company's future policy benefit reserve recoverables under the GreyCastle Life Retro Arrangements and U.S. Term Life Retro Arrangements, as defined in Note 13, "Future Policy Benefit Reserves," respectively, and are also excluded from the remainder of this disclosure.
At December 31, 2015 and 2014, the total reinsurance assets of $5.7 billion and $3.6 billion, respectively, included reinsurance receivables for paid losses and loss expenses of $418.7 million and $131.5 million, respectively, with $5.3 billion and $3.4 billion relating to the ceded reserve for losses and loss expenses, including ceded losses incurred but not reported for each year end. Although the contractual obligation of individual reinsurers to pay their reinsurance obligations is based on specific contract provisions, the collectibility of such amounts requires significant estimation by management. The majority of the balance the Company has accrued as recoverable will not be due for collection until sometime in the future. Over this period of time, economic conditions and operational performance of a particular reinsurer may impact its ability to meet these obligations and, while it may continue to acknowledge its contractual obligation to do so, it may not have the financial resources or willingness to fully meet its obligations to the Company.
At December 31, 2015 and 2014, the allowance for uncollectible reinsurance relating to both reinsurance balances receivable and unpaid losses and loss expenses recoverable was $82.1 million and $64.4 million, respectively. To estimate the provision for uncollectible reinsurance recoverable, the reinsurance recoverable must first be allocated to applicable reinsurers. As part of this process, ceded IBNR is allocated by reinsurer. The allocations are generally based on historical relationships between gross and ceded losses. If actual experience varies materially from historical experience, the allocation of reinsurance recoverable by reinsurer will change.
The Company uses a default analysis to estimate uncollectible reinsurance recoverables. The primary components of the default analysis are reinsurance recoverable balances by reinsurer, net of collateral, and default factors used to determine the portion of a reinsurer’s balance deemed uncollectible. The definition of collateral for this purpose requires some judgment and is generally limited to assets held in trust, letters of credit, and liabilities held by the Company with the same legal entity for which the Company believes there is a right of offset. The Company is the beneficiary of letters of credit, trust accounts and funds withheld in the aggregate amount of $3.8 billion and $2.0 billion at December 31, 2015 and 2014, respectively, collateralizing reinsurance recoverables with respect to certain reinsurers.
Default factors require considerable judgment and are determined using the current financial strength rating, or rating equivalent, of each reinsurer as well as other key considerations and assumptions. The total allowance recorded relating to reinsurance recoverables was $58.2 million and $42.3 million at December 31, 2015 and 2014, respectively.
The Company uses an aging analysis to estimate uncollectible reinsurance balances receivable relating to paid losses in addition to recording allowances relating to any specific balances with known collectibility issues, irrespective of aging. The balances are aged from the date the expected recovery was billed to the reinsurer. Provisions are applied at specified percentages of the outstanding balances based upon the aging profile. Allowances otherwise required as a result of the aging process may not be recorded to the extent that specific facts and circumstances exist that lead management to believe that amounts will ultimately be collectible. The total allowance recorded relating to reinsurance balances receivable was $23.9 million and $22.1 million at December 31, 2015 and 2014, respectively.
At December 31, 2015, the use of different assumptions within the model could have a material effect on the bad debt provision reflected in the Company’s Consolidated Financial Statements. To the extent the creditworthiness of the Company’s reinsurers was to deteriorate due to an adverse event affecting the reinsurance industry, such as a large number of major catastrophes, actual uncollectible amounts could be significantly greater than the Company’s bad debt provision. Such an event could have a material adverse effect on the Company’s financial condition, results of operations, and cash flows.
At December 31, 2015 and 2014, approximately 96% and 93%, respectively, of the total outstanding unpaid loss and loss expense recoverable and reinsurance balances receivable, net of collateral held, was due from reinsurers with a financial strength rating of "A" or better. The following is an analysis of the total recoverable and reinsurance balances receivable, net of collateral held, at December 31, 2015, by reinsurers owing 3% or more of such total:

Name of Reinsurer	Reinsurer Financial Strength Rating	% of Total
Munich Reinsurance Co.	AA-/Stable	26.1%
Lloyd's Syndicates	A+/Stable	11.7%
Swiss Reinsurance Co.	AA-/Stable	6.8%
Swiss Re Europe S.A.	AA-/Stable	4.9%
Transatlantic Reinsurance Company	A+/Stable	4.3%
Arch Reinsurance Company	A+/Stable	3.0%

The following table sets forth the ratings profile of the reinsurers that support the unpaid loss and loss expense recoverable and reinsurance balances receivable, net of collateral, at December 31, 2015:

Reinsurer Financial Strength Rating	% of Total
AAA	3.0%
AA	45.8%
A	47.2%
BBB	0.5%
BB and below	0.7%
Captives	2.7%
Not Rated	0.1%
Total	100.0%